SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 22, 2007

Commission File No. 0-9989

SUNOPTA INC.
(Exact name of registrant as specified in its charter)

CANADA
(Jurisdiction of Incorporation)

Not Applicable
(I.R.S. Employer Identification No.)

2838 Bovaird Drive West
Brampton, Ontario, L7A 0H2, Canada
(Address of Principal Executive Offices)

(905) 455-1990
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SUNOPTA INC.

FORM 8-K

ITEM 2.02       RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 22, 2007, SunOpta Inc. issued a press release announcing its financial results for the fourth quarter ended December 31, 2006 and the year ended December 31, 2006.  The text of the press release is included as an exhibit to this Form 8-K.  Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein are deemed to be furnished and shall not be deemed to be filed.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(a)   Not applicable

(b)   Not applicable

(c)   Not applicable

(d)   Exhibits

Exhibit No.	Description

99.1	Press Release dated February 22, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SUNOPTA INC.

By	/s/ Steve Bromley	By	/s/ John Dietrich

	Steve Bromley,		John Dietrich,
	President and Chief Executive Officer		Vice President and Chief Financial Officer

Date	February 22, 2007	Date	February 22, 2007